March 2006 March 2006
1099
18th
Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Fred Barrett, Chairman and Chief Executive Officer Fred Barrett, Chairman and Chief Executive Officer
Exhibit 99.2

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services and drilling rigs, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission (SEC). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”
sections of that filing.
Forward-Looking Statements
Forward-Looking Statements

Rockies oil and gas exploration and production company
Rockies oil and gas exploration and production company
Solid record of development growth and exploration discoveries
Solid record of development growth and exploration discoveries
Strong balance sheet positioned for growth
Strong balance sheet positioned for growth
Company Profile
Company Profile
Strategic objectives
Strategic objectives
Leverage proven, experienced Rocky Mountain management
Leverage proven, experienced Rocky Mountain management
team and technical staff
team and technical staff
Apply existing and emerging technologies to exploit
Apply existing and emerging technologies to exploit
new geologic concepts and to ensure operational efficiency
new geologic concepts and to ensure operational efficiency
Develop extensive multi-year development drilling inventory
Develop extensive multi-year development drilling inventory
Focus on long-term reserve and production growth
Focus on long-term reserve and production growth
primarily through drilling
primarily through drilling
Expose BBC  to many high impact, high return exploration plays
Expose BBC  to many high impact, high return exploration plays

Extensive Development Inventory
Extensive Development Inventory
Denver, CO
Powder River
Basin
Piceance
Basin
Williston Basin
Wind River
Basin
CBM
Gibson Gulch
Nameless/
Indian Hills/
Harding
Uinta Basin
Hill
Creek
Waltman Arch
W. Tavaputs
Target/Red Bank
Gas Prone Area
Oil Prone Area
Development Project
•
1.1 Tcfe P3 reserves
(YE ’05)
•
Approximately 2,700
unrisked locations
(YE ’05)
•
Eight year drilling inventory

Substantial Exploration Upside
Substantial Exploration Upside
Lake
Canyon
Talon
Tri-State
Red Bank Extension
Mondak
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
Target/Red Bank
Tumbleweed
Yellowjacket
Hook/
Woodside
W. Tavaputs
Hebron
Indian Hills West
Grand River
Big Horn
Circus
Waltman/Cooper/
Wallace Creek
Pine Ridge
2005 Discovery and/or
Established Production
Planned Exploration Drilling
•
26 exploration projects
•
Over 10 Tcfe
unrisked potential
•
Over 1,200,000 net
undeveloped acres
(YE ’05)
Hingeline

Track Record of Exploration Discoveries
Track Record of Exploration Discoveries
Uinta
W. Tavaputs shallow (2002-2005)
W. Tavaputs deep (2005)
Lake Canyon shallow (2005)
Lake Canyon deep (2006)
Wind River
Bullfrog deep (2005)
Talon (2004-2005)
Stone Cabin (2003)
E. Madden (2005)
Williston
Ratcliffe horizontal (2003-2005)
Bakken horizontal (2005)
Denver-Julesburg
Tri-State Prairie Star (2005)
Wells Wells
88% 88%
100% 100%
100% 100%
Testing Testing
100% 100%
85% 85%
25% 25%
100% 100%
100% 100%
100% 100%
100% 100%
Success Rate Success Rate
32 32
1 1
2 2
1 1
1 1
13 13
4 4
1 1
3 3
2 2
7 7

2006 Exploration Highlights
2006 Exploration Highlights
Q2-Q4
Q2
Q4
Q4
Q4
Q1
Q2-Q3
Q4
Q3
Q1-Q2
Q3
Q3-Q4
Q4
Q4
Q3
Wind River
Williston
Denver-Julesberg
Montana Overthrust
Paradox
Big Horn
Basin
Basin Basin
Prospect
Prospect Prospect
Play Type
Play Type Play Type
Planned
Spud Date*
Planned Planned
Spud Date* Spud Date*
W. Tavaputs Deep W. Tavaputs Deep
Lake Canyon Shallow Lake Canyon Shallow
Lake Canyon Deep Lake Canyon Deep
Hook Hook
Woodside Woodside
Bullfrog Deep
Cooper Deep
Wallace Creek
Indian Hills West
Red Bank Extension
Tri-State
Circus
Yellow Jacket
Red Point
Sellers Draw
Uinta Uinta
Biogenic gas Biogenic gas
Structural Structural
Shale gas Shale gas
Basin centered gas Basin centered gas
Basin centered gas Basin centered gas
Structural, tight gas sand Structural, tight gas sand
Structural/Stratigraphic Structural/Stratigraphic
Coal bed methane Coal bed methane
Horizontal oil Horizontal oil
Horizontal oil Horizontal oil
*subject to change
Structural, tight gas sand Structural, tight gas sand
Basin centered oil Basin centered oil
Basin centered gas Basin centered gas
Shale gas Shale gas
Structural Structural

8 Southern Division Update Southern Division Update

Silt
Scale:
640 ac
= 1 Mile
(with 10 ac
grid)
COLORADO
Piceance
Basin
Non-BBC Gas Well
BBC Acreage
BBC Gas Well
2006 Location
Piceance Basin -
Piceance Basin -
Gibson Gulch
Gibson Gulch
Mesaverde Formation
Mesaverde Formation
0
5
10
15
20
25
30
Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Feb-06
NET PRODUCTION
•
25-100% WI, 99% avg.
•
14,302 net undeveloped acres (12-31-05)
•
115 Bcfe YE ‘05 proved reserves
•
3 active rigs
•
$131 million 2006 capex (76 wells)
•
735 locations on 20-acre well spacing,
10-acre spacing to be evaluated
•
Unconventional basin centered tight gas sand
Processing
3-Component
3-D Seismic

San Arroyo
381 Bcfe
Monument Butte
289 Bcfe
Natural Butte
2 Tcfe
Altamont/Bluebell
3.1 Tcfe
Drunkards
Wash
278 Bcfe
West Tavaputs
Lake Canyon
Price, UT
Hill Creek
Tumbleweed
Cedar Camp
Roosevelt, UT
SCALE
1 Township
= 36 sq mi
3C, 3-D Seismic Survey
Hook
Woodside
UTAH
Uinta
Basin
Uinta Basin
Uinta Basin
•
$96 million 2006 capex (31+ wells, 1 recompletion)
•
40 MMcfe/d net production, December 2005
•
268,110 net undeveloped acres (12-31-05)
•
83 Bcfe YE ’05 proved reserves
BBC Acreage
Oil Field
Gas Field

West Tavaputs Project - Uinta Basin, Utah
Shallow - Wasatch/North Horn/Price River
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Questar interconnect
Compressor
site
Shallow
3-D
Four-way
Closure
Eight winter drilling locations
Prickly
Pear
Area
Peter’s
Point
Area
BBC Acreage
Seismic Option Acreage
Gas Well
(Wasatch, North
Horn, Price River)
2006 Location
Potential 160-acre Location
Existing Pipeline
Proposed Pipeline
0
10
20
30
40
Jun-02 Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Feb-06
NET PRODUCTION
•
$61 million 2006 capex (19 wells)
•
Conventional structural type trap
•
52 mi. 2-D, 83 sq. mi. 3-D seismic
•
43,194 net undeveloped acres (12-31-05)
•
100% WI; NRI 83%
•
74.5 Bcfe YE ’05 proved reserves

Deep W. Tavaputs – “Best Discovery” Award
(Hart’s Oil and Gas Investor 2005 Excellence Award)
Questar interconnect
Compressor
site
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Deep Well
(1967)
Peters Point 6-7
Deep Discovery
IP 11.4 MMcfe/d (gross) (10/05)
100% WI, TD 15,349’-directional
Dakota, Jurassic Entrada and Navajo
Area of
Jurassic 3-D
Four-way
Closure
Getty Deep Well (1980)
Tested: Dakota 315 Mcf
Entrada 1,800 Mcf
Area of
Dakota
Potential
Ultra-Deep
Mississippian
Test
Deep - Upper Cretaceous Dakota/Jurassic Entrada, Navajo
Ultra-Deep – Weber/Mississippian
Prickly
Pear
Area
Peter’s
Point
Area
•
$20 million 2006 capex (2 Wells)
•
Conventional structural type trap
•
52 mi. 2-D, 83 sq. mi. 3-D seismic
•
43,194 net undeveloped acres (12-31-05)
•
100% WI; 83% NRI
•
6 MMcfe/d gross production, March 2006

Lake Canyon / Brundage Canyon Exploration Project
Lake Canyon / Brundage Canyon Exploration Project
Shallow Green River Discovery and Multiple Deeper Targets Shallow Green River Discovery and Multiple Deeper Targets
Altamont/Bluebell
Duchesne
50 sq mi
3C, 3-D seismic survey
in processing
1 DLB
TD 14,325’
75% WI
testing
2 Green River
Oil & Gas Discoveries
IPs: 98 to 163 Boe/d
18.75% WI
Constructing
pipeline
SCALE
1 Township
= 36 sq mi
BBC Acreage
BBC Acreage
Earned deep rights 75% WI
Mesaverde Penetration
Oil Producer
Pipeline
Fault
•
BBC - operator, all wells below Green River
•
229,421 gross, 157,343 net acres (12-31-05)
•
56.25- 75% WI (deep), 18.75- 25% WI
(Green River, shallow); 80% avg NRI
•
$15 million 2006 capex (2 deep wells, 4 shallow wells)
•
Potential pay zones: Green River 4,000’-6,000’,
Wasatch, Price River, Lower Mesaverde and
Emery 8,000 – 13,000’
•
Multiple Tcfe unrisked target size

Tri-State – Niobrara Discovery
Denver-Julesburg Basin
Goodland
N E
Burlington
K S
C O
SCALE
1 Township
= 36 sq mi
St. Francis
Prairie Star field
Prairie Star Niobrara
Discovery
7 wells producing
450 Mcfe/d
Planned 2006
3-D seismic areas
WY
CO
KS
NE
DJ
Basin
Tri-State
Project
•
380,119 gross, 182,856 net undeveloped acres (12-31-05)
•
50% WI; 85% avg. NRI
•
$8 million 2006 capex (48 wells)
•
300-400 Bcfe net unrisked upside (50% WI)
•
Potential pay zones: Niobrara ± 2,500’ gas
Permian/Pennsylvanian ± 5,500’ oil
•
1,502 miles 2-D seismic; 24 sq. miles Prairie Star 3-D
•
117 sq. miles 3-D seismic planned in 2006
Celia
2,613 MBbls
Pennsylvanian
Goodland
EUR: 13 Bcfe
Niobrara
Cahoj
8,878 MBbls
Pennsylvanian
Beecher Island
EUR: 130 Bcfe
Niobrara
Bonny
EUR: 79 Bcfe
Niobrara
Republican
EUR: 87 Bcfe
Niobrara
Cherry Creek
EUR: 15 Bcfe
Niobrara

Potential
High Graded
Shale Gas Area
SCALE
1 Township
= 36 sq mi
Yellow Jacket Shale Gas Prospect
Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado Paradox Basin, Colorado
UTAH
COLORADO
Paradox
Basin
•
84,531 net undeveloped acres (2-28-06)
•
100% WI; 83% Avg. NRI
•
4 Exploratory Wells Q4 2006
•
Potential pay zone: Gothic Shale, 5,500’-7,500’;
- Shale thickness: 100-150’
•
600-700 Bcfe unrisked potential

16 Northern Division Update Northern Division Update

Cave Gulch – Bullfrog – Cooper Reservoir Fields
Waltman Arch, Wind River Basin, Wyoming
SCALE
640 ac =
1 Sq Mile
Cave Gulch 1-29
Recompletion
Muddy IP (6/05):
19 MMcfe/d (gross)
70% WI
EUR:  28 Bcfe
Frontier pay behind pipe
•
27,355 gross, 21,136 net
undeveloped acres (12-31-05)
•
54 - 100% working interest
•
$22 million 2006 capex
(1 well, 3 recompletions)
•
71 Bcfe YE ’05 proved reserves
•
Potential pay zones:
Shallow: Lance, Ft. Union
Deep: Frontier, Muddy, Lakota
Cooper Deep 1
Frontier/Muddy/Lakota test
projected TD 16,500’
50% WI
WYOMING
Wind River Basin
Cave Gulch
Field
Waltman
Field
Cooper
Reservoir
Field
Bullfrog 14-18
19,400’ Test
Muddy IP (7/05):
20 MMcfe/d (gross)
94% WI
Lakota/Frontier
pay behind pipe
Bullfrog 33-19
PTD 19,800’, Drilling
93% WI
BBC Acreage
2006 Location
Potential Future Deep Location
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
Gas Productive Area
Cave Gulch 5-30
Waiting on Muddy
Recompletion
91% WI
0
5
10
15
20
25
30
35
40
Jun-02 Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Feb-06
NET PRODUCTION

Denver, CO
Powder River
Basin
Green
River
Basin
Uinta Basin
Piceance
Basin
Paradox Basin
Williston Basin
DJ Basin
Wind River Basin
San Juan
Basin
Rocky Mountain Basin Centered Gas
Rocky Mountain Basin Centered Gas
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin

Big Horn Basin -
Big Horn Basin -
Basin Centered Gas Project
Basin Centered Gas Project
WYOMING
Big Horn
Basin
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
SCALE
1 Township
= 36 sq mi
Area of
Basin Centered
Gas Play
Planned
3-D seismic
2006
Sellers Draw #1
(1976), TD 23,081
Muddy Cum: 3.4 Bcfe
2006 Mesaverde recompletion
•
Large undrilled region
•
Unconventional basin centered tight
gas sandstone and conventional
structural type traps
•
140,959 net undeveloped acres
(12-31-05)
•
50-100% WI; 84% Avg. NRI
•
Potential pay zones: Lance 8,000’-
14,500’, Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Muddy 18,000’ – 19,000’
•
Multiple Tcfe unrisked target size
•
One exploratory test in Q3 ‘06

Rocky Mountain Overthrust Projects
Rocky Mountain Overthrust Projects
Gas Prone Area
Oil Prone Area
Wolverine Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Hingeline
16,110 Net
Undeveloped Acres
Circus
159,127 Net
Undeveloped Acres
Canadian Overthrust
EUR: 20+ Tcfe
Wyoming
Overthrust
EUR: 10+ Tcfe

82 sq. mi.
3-D in
progress
Montana Overthrust
Montana Overthrust
-
-
Circus Project
Circus Project
MONATANA
Mapped Area
Scale in Miles
0 6
BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
•
159,127 net undeveloped acres
(12-31-05)
•
100% WI; 82% NRI
•
Two exploratory tests in 2006
•
Numerous large anticlinal
features and faults
•
82 sq. mi. 3-D in progress
(65 sq. mi. in processing)
•
Potential pay zones:
Cretaceous 2,200’-7,000’,
Mississippian 8,000’-11,000’
Devonian 9,000’-11,500’
•
Multiple Tcfe unrisked target size

Central Williston
Central Williston
Madison and Bakken Trends Madison and Bakken Trends
Target
85 -100% WI
Red Bank
90 -100% WI
SCALE
1 Township
= 36 sq mi
Red Bank
Extension
60% WI
Harding
Madison
Nameless
Madison Madison
Indian
Hills
Madison
35-75% WI
Target/Red
Bank/Red Bank
Extension
Multi-Pay Potential
Mondak
Bakken
22-100% WI
% WI
Redwater
Bakken
50% WI
Hebron
50 -100% WI
BBC Acreage
Oil Well
Development Location
Exploratory Location
SD
MT
Williston
Basin
Mapped
Area
ND
•
32 Bcfe YE ’05 proved reserves
•
Multiple potential pays
•
Predominantly fee lands
•
89,929 net undeveloped acres (12-31-05)
•
$29 million 2006 capex
Lyco Sale: $421 MM
Sleeping Giant Sale: $92 MM

Production
Production
Q4 2005 Production
Q4 2005 Production
(MMcfe/d) (MMcfe/d)
Williston Williston
7 7
Piceance Piceance
22 22
Powder Powder
River River
22 22
Uinta Uinta
33 33
Wind River Wind River
50 50
Production
Production
(MMcfe/d) (MMcfe/d)
Q4 Q4
2005 2005
24 24
69 69
134 134
Q4 Q4
2004 2004
Q4 Q4
2002 2002
Q4 Q4
2003 2003
Q1 Q1
2002 2002
24 24
89 89
Record of Growth
Record of Growth

Investment In Our Asset Base Investment In Our Asset Base
2002 2003 2004 2005E 2006E
Capital Expenditures
Capital Expenditures
(millions) (millions)
$135 $135
$31 $31
$45 $45
$152 $152
$138 $138
$209 $209
$334 $334
Acquisitions Acquisitions
Base Capex Base Capex
2006 Capex
2006 Capex
$350 million
$350 million
Piceance Piceance
36% 36%
Uinta Uinta
29% 29%
Wind Wind
River River
14% 14%
Other Other
21% 21%
Record of Growth
Record of Growth
Discretionary Cash Flow
Discretionary Cash Flow
(millions) (millions)
Q2 Q2
2002 2002
Q4 Q4
2002 2002
Q4 Q4
2004 2004
Q4 Q4
2005 2005
$3 $3
$3 $3
$28 $28
$81 $81
Q4 Q4
2003 2003
$15 $15
Exploration Exploration
19% 19%
Development Development
67% 67%
Other 2% Other 2%
Facilities Facilities
4% 4%
Acreage 5% Acreage 5%
G&G 3% G&G 3%
$350 $350

Mar Mar
2002 2002
Dec Dec
2002 2002
Dec Dec
2003 2003
Dec Dec
2004 2004
Dec Dec
2005 2005
1,210 1,210
959 959
667 667
160 160
46 46
Net Undeveloped Acres
Net Undeveloped Acres
(thousands) (thousands)
Record Of Growth
Record Of Growth
Investment In Our Asset Base Investment In Our Asset Base
Mar Mar
2002 2002
Dec Dec
2002 2002
Dec Dec
2003 2003
Dec Dec
2004 2004
292 292
130 130
58 58
204 204
Net Proved Reserves
Net Proved Reserves
(Bcfe) (Bcfe)
341 341
Dec Dec
2005 2005

Positioned for long-term Rockies reserve and production growth
Positioned for long-term Rockies reserve and production growth
26 exploration plays
26 exploration plays
1.2
1.2
+ + million net undeveloped acres
million net undeveloped acres
8 year development drilling inventory (2,700+ locations)
8 year development drilling inventory (2,700+ locations)
10 Tcfe of unrisked potential
10 Tcfe of unrisked potential
Experienced management team
Experienced management team
Proven track record in unconventional resources
Proven track record in unconventional resources
80% exploration success in 2005 (16 out of 20 wells)
80% exploration success in 2005 (16 out of 20 wells)
58% growth in production (2002-2005)
58% growth in production (2002-2005)
60% growth in reserves (2002-2005)
60% growth in reserves (2002-2005)
Summary
Summary